Exhibit 10.16

Docket No.: 2017P00247WOUS, 2017P00351WOUS, 2017P02208WOUS

ASSIGNMENT OF RIGHTS
Company to Company

WHEREAS, Siemens Aktiengesellschaft (Hereafter “Assignor”) and Fluence Energy, LLC (Hereafter “Assignee”) (individually referred to as “Party” and collectively as “Parties”)

Hereby, (I)(A) acknowledge they have entered into certain agreements (hereinafter referred to as “the Agreements”) which set forth certain rights, limitations and obligations regarding inventions developed by or among Parties, and/or Intellectual Property owned by one or both of the Parties and the Parties agree that the terms of the Agreements apply to any and all inventions; or

(B)(i) Agree to the extent such Agreement(s) or similar legal document(s) failed or fails, in whole or part, to have assigned, sold or transferred the entire right (including priority rights), title and interest, in and for the United States and all foreign countries, in and to all inventions which are disclosed in an invention disclosure and/or in the below-identified application or application already filed for Letters Patent, or (ii) if no such agreement(s) exist assigning, selling or transferring any such right (including priority rights), title or interest; then for good and valuable consideration, Assignor now and hereby, effective Nunc Pro Tunc on the filing date of the below identified patent application(s), pending patent application(s) or granted Letter Patent(s), assigns, sell and transfers to Assignee, its successors, assigns and legal representatives, the entire right, (including all priority rights), title and interest in and for the United States and all foreign countries, in and to any and all inventions and improvements which are disclosed in the following identified; patent application(s), pending patent application(s) or granted Letter Patent(s) which are disclosed in the application for Letters Patent or granted patent, entitled:

Patent Application Title: Arrangement, in particular converter systems coupled via their DC intermediate circuits, for compensating voltage drops in the associated network feeds, and system comprising such an assembly

Filing Date: 27 Jun 2018

Filing Number: 16/628, 121

Internal Case Number(s): 2017P00247WOUS

Patent Application Title: ARRANGEMENT FOR EQUALIZING VOLTAGE DROPS IN A POWER SUPPLY MAINS AND METHOD FOR EQUALIZING VOLTAGE DROPS IN A POWER SUPPLY MAINS

Filing Date: 27 Jun 2018

Filing Number: 16/628,061

Internal Case Number(s): 2017P00351WOUS

Patent Application Title: UNINTERRUPTIBLE POWER SUPPLY

Filing Date: 21 Jun 2018

Filing Number: 16/628,759

Internal Case Number(s): 2017P02208WOUS

and in and to said application or granted patents and all applications claiming priority to said application or granted patent, including, without limitation, and all divisional, continuing, substitute, renewal, reissue, and all other applications for Letters Patent which have been or shall be filed in the United States and all foreign countries on any of the inventions or improvements; and in and to all original and reissued patents which have been or shall be filed in the United States and all foreign countries on the inventions or improvements;

Docket No.: 2017P00247WOUS, 2017P00351WOUS, 2017P02208WOUS

(II) Agree that the Assignee may apply for and receive Letters Patent for said improvements in its own name; and that, when requested, without charge to but at the expense of said Assignee, its successors, assigns and legal representatives, to carry out in good faith the intent and purpose of this assignment, the undersigned will execute all divisional, continuing, substitute, renewal, reissue, and all other patent applications on any and all the inventions or improvements; execute all rightful oaths, assignments, powers of attorney and other papers; communicate to said Assignee, its successors, assigns, and legal representatives, all facts known to the undersigned relating to the inventions or improvements and the history thereof; and generally do everything possible which said Assignee, its successors, assigns or legal representatives shall consider desirable for aiding in securing and maintaining proper patent protection for the inventions or improvements and for vesting title to the inventions or improvements and all applications for patents and all patents on the inventions or improvements, in said Assignee, its successors, assigns and legal representatives; and

(III) Covenant with said Assignee, its successors, assigns and legal representatives that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by the undersigned, and that full right to convey the same as herein expressed is possessed by the undersigned.

The Parties acknowledge and agree that the inventor(s) may have previously assigned its rights (including all and any priority rights) in one or more above-referenced applications for Letters Patents directly to a Party as directed by the other Party, consistent with the Agreements. Any such directed assignment shall remain in full force and effect and shall take precedence over this Assignment to the extent any conflict exists.

Siemens Aktiengesellschaft

Signature(s)	/s/ Michael Gollwitzer	/s/ Daniel Maier

Name(s)	Michael Gollwitzer	Daniel Maier

Title	Both authorized officers

Date	March 1, 2021

Fluence Energy, LLC

Signature(s)	/s/ Brett L. Galura	/s/ Francis A. Fuselier

Name(s)	Brett L. Galura	Francis A. Fuselier

Title	CTO	Secretary

Date	March 19, 2021	April 6, 2021

Absender	Ort, Datum
Sender	Place, date
Expéditeur	Lieu, date

An das
Deutsche Patent- und Markenamt
80297 München

Betr.: Antrag auf Umschreibung von Patenten / Patentanmeldungen

Ref.: Request to record the details of transfer of ownership of patents / patent applications

Concerne: Requête en enregistrement de transfert de brevets / demandes de brevets

Es wird beantragt, folgende(s) Patent(e) / Patentanmeldung(en)

It is hereby requested to record the transfer of ownership of the following patent(s) / patent application(s)

Par la présente, les soussignés requiérent I’enregistrement du transfert du (des) brevet(s) suivant(s) / de la (des) demande(s) de brevet suivante(s)

(Aktenzeichen) (file number/s) (numéro du dossier)
10 2017 211 351.0	10 2017 211 356.1	10 2017 211 355.3

im Register des Deutschen Patent- und Markenamts umzuschreiben von in the register of the German Patent and Trade Mark Office, from the au registre de I’Office allemand des brevets et des marques de

(eingetragener Anmelder / lnhaber) (registered applicant / owner) (déposant / titulaire enregistré)

Siemens Aktiengesellschaft

auf

to the

à I’acquéreur suivant

(Erwerber) (assignee) (nom de I’acquéreur)

Fluence Energy, LLC, 4300 Wilson Blvd, Suite 900, Arlington VA 22203, UNITED STATES OF AMERICA

Unterschrift des eingetragenen Anmelders / lnhabers oder Vertreters		Unterschrift des Erwerbers oder Vertreters
Signature of the registered applicant / owner or representative		Signature of the assignee or representative
Signature du déposant / titulaire enregistré ou du mandataire		Signature de I’acquéreur ou du mandataire

Siemens Aktiengesellschaft		Fluence Energy, LLC

/s/ Milzarek	/s/ Rubik-Beierlorzer	/S/ BRETT GALURA	/s/ Francis A. Fuselier
Milzarek	Rubik-Beierlorzer	BRETT GALURA	Francis A. Fuselier
Handlungsbevollmächtigte(r)		CTO	General Counsel

Bei den Unterschriften sind die Namen in Druckbuchstaben zu wiederholen.

Bei Firmen Bezeichnung laut Handelsregister mit zusätzlicher Funktionsbezeichnung des / der Unterzeichner/s.

Please indicate the name also in block capitals.

In case of companies, name of the company as registered in the commercial register and indication of the position/s of the undersigned.

Les noms des signataires doivent également étre indiqués en caractéres d’imprimerie.

S’il s’agit d’un établissement, il convient d’apporter le nom commercial selon le registre du commerce avec mention additionnelle de la position du (des) soussigné(s).

Hinweis:

Bei mehreren (kűnftigen) Anmeldern / Inhabern muss zusätzlich zum Umschreibungsantrag ein gemeinsamer Zustellungs-bevollmächtigter von allen künftigen Anmeldern / Inhabern benannt werden.

Nur auszufűllen von Patent- und Rechtsanwälten - sofern zutreffend - :

☐	Wir vertreten die /den

☐	bisherige/n Patentanmelder/in / Patentinhaber/in
☐	kűnftige/n Patentanmelder/in / Patentinhaber/in

Name und Unterschrift des Patent- oder Rechtsanwalts

IDNR: 4168 / 31.07.2009

2017P02208DE, 2017P00351DE, 2017P00247DE

ACT OF ASSIGNMENT

This Act is entered into by and between

1.	Siemens Aktiengesellschaft
Werner-von-Siemens-Straße 1
80333 München, GERMANY

(hereinafter called “the ASSIGNOR”); and

2.	Fluence Energy, LLC
4300 Wilson Blvd, Suite 900
Arlington VA 22203
UNITED STATES OF AMERICA

(hereinafter called “the ASSIGNEE”).

WHEREAS

A.	The ASSIGNOR is owner of the patent applications being identified in the Schedule attached (hereinafter “the PATENT”).

B.	The PARTIES have entered into an agreement according to which the ASSIGNOR agreed to assign and transfer to the ASSIGNEE all of its rights, title and interest in and to the PATENT.

NOW THEREFORE,

(1)	The ASSIGNOR hereby – subject to continuing rights (e.g. licenses) - assigns to the ASSIGNEE all of its rights, title and interest in and to the PATENT, including the right to claim priority and to sue for damages and other remedies in respect of any infringement of the patents which may have occurred prior to the date hereof.

(2)	The ASSIGNEE hereby accepts such assignment.

(3)	The ASSIGNEE explicitly agrees to request the registration of the change of ownership in the respective official register at its own cost without undue delay.

Siemens Aktiengesellschaft

Place/Ort, Date/Datum:	Erlanqen, 03 NOV 2020

/s/ Milzarek /s/ Rubik-Beierlorzer

Name:	Milzarek Rubik-Beierlorzer

(Print/Druckbuchstaben)

Title/Titel:	Both authorized officers

ABTRETUNGSVEREINBARUNG

Diese Vereinbarung wird getroffen zwischen

1.	Siemens Aktiengesellschaft
Werner-von-Siemens-Straße 1
80333 München, GERMANY

(im Weiteren “ABTRETENDE”); und

2.	Fluence Energy, LLC
4300 Wilson Blvd, Suite 900
Arlington VA 22203
UNITED STATES OF AMERICA

(im Weiteren “ABTRETUNGSEMPFÄNGERIN”).

WÄHREND

A.	die ABTRETENDE lnhaberin mehrerer Patentanmeldungen, die im Anhang gelistet sind (im Weiteren “PATENT”), ist;

B.	die PARTEIEN einen Vertrag geschlossen haben, aufgrund dessen die ABTRETENDE gegenüber der ABTRETUNGSEMPFÄNGERIN verpflichtet ist, alle Rechte an dem und auf das PATENT zu übertragen;

DIES VORAUSGESCHICKT,

(1)	überträgt die ABTRETENDE – abgesehen von fortbestehenden Rechten (z.B. Lizenzen) - hiermit auf die ABTRETUNGSEMPFÄNGERIN alle Rechte an dem und auf das PATENT, einschließlich des Rechts, die Priorität in Anspruch zu nehmen und Schadensersatzansprüche sowie sonstige Ansprüche aufgrund der Verletzung der Patente, die vor dem Tag dieser Vereinbarung entstanden sind, gerichtlich geltend zu machen.

(2)	Die ABTRETUNGSEMPFÄNGERIN nimmt die Abtretung hiermit an.

(3)	Die ABTRETUNGSEMPFÄNGERIN verpfitchtet sich, die Umschreibung des PATENTS beim jeweiligen Patentamt unverzüglich auf eigene Kosten zu beantragen.

Fluence Energy, LLC

Place/Ort, Date/Datum:	13 Nov 2020

/s/ Brett Galura	/s/ Francis A. Fuselier

Name:	BRETT GALURA	Francis A. Fuselier

(Print/Druckbuchstaben)

Title/Titel:	CTO	General Counsel

2017P02208DE, 2017P00351DE, 2017P00247DE

Annex to the Act of Assignment

2017P00247WE, 2017P00351WE, 2017P02208WE

Übertragungserklärung	Declaration of Assignment	Déclaration de cession

für Patente, Gebrauchsmuster, Marken,	for Patents, Utility Model Rights,	pour les brevets, les droits lies aux
deren Anmeldungen sowie IR-Marken	Trademarks	modèles d'utilité, les marques, leurs
	their applications and International	demandes et les enregistrements
	Trademarks	internationaux

Die unterzeichnete(n) Inhaber(in)	I/we the undersigned owner	Je/nous, soussigné(s) propriétaire(s)
der/des folgenden Schutzrechte(s)	of the following protective	des droits ou demandes de propriété
	right(s)/application(s)	intellectuelle suivant

18739761.7, 18739763.3, 18739466.3

überträgt diese(s) mit allen Rechten und Pflichten auf	herewith assign those with all rights and duties to	cèdons ceux-ci avec pleins droits et obligations à
Fluence Energy, LLC
4300 Wilson Blvd, Suite 900
Arlington VA 22203
United States of America

und erklärt / erklären sich gleichzeitig mit	and agree that the assignment is recorded	et approuve que cet enregistrement
der Umschreibung	in the	soit inscrit à un office des
auf die Erwerber(in) einverstanden.	Patent Office.	brevets/marques.

Ort/Datum:	Place/Date:	Lieu/Date:
Erlangen, 27.11.2020
Siemens Aktiengesellschaft

/s/ Michael Gollwitzer	/s/ Daniel Maier
Michael Gollwitzer	Daniel Maier
Prokurist	Prokurist

Unterschrift der Abtretenden	Signature of the assignor	Signature du cédant

Keine Beglaubigung erforderlich	Attestation is not required	Aucune certification nécessaire

Annahme-Erklärung	Declaration of Acceptance	Déclaration d'acceptation

Mit vorstehender Übertragung erklären	I/We hereby agree to the afore-mentioned	Je/nous attestons favorablement de la
wir uns einverstanden und beantragen	assignment and apply for recording of the	cession sus-mentionnée et
die Umschreibung in den betreffenden	assignment in the registers of the Patent	demandons l'inscription de la cession
Registern.	Office.	au registre de l'office de
brevet/marque.

Die Umschreibungsgebühr in Höhe	The assignment fee amounting	La taxe de cession d'un montant de
von € 315,00 wird entrichtet	to € 315,00 has been/will be transfered.	€ 315,00 a été/sera acquittée

Ort/Datum:	Place/Date:	Lieu/Date:
Arlington, Virginia USA, 6 April 2021
Fluence Energy, LLC

/s/ Francis A. Fuselier

Unterschrift der Erwerber(in)	Signature of assignee	Signature de l'acquėreur

Keine Beglaubigung erforderlich	Attestation is not required	Aucune certification nécessaire
IDNR: 2650 / 06.08.2009

201700351WOIN

DEED OF ASSIGNMENT

WHEREAS, WE,

Siemens Aktiengesellschaft, Werner-von-Siemens-Straße 1, 80333 München,

Germany

(hereinafter called the Assignor) is the proprietor of the invention covered in the Indian Patent Application No./ Indian Patent No. 201917054642

AND WHEREAS,

Fluence Energy, LLC, 4300 Wilson Blvd, Suite 900, Arlington VA 22203,

United States of America

(hereinafter called the Assignee) are desirous of acquiring the entire right, title and interest of the Assignor in and to the aforesaid Patent.

NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, be it known that for and in consideration of a sum of Euro 10.00 the (receipt of which is hereby acknowledged by the Assignor) Assignor as beneficial owner, hereby agrees to sell, assign and transfer unto the said Assignee, its successors and assigns, entire right, title and interest in and to the aforesaid patents and by these presents does sell, assign and transfer unto the said Assignee, its successors, and assigns, its entire right, title and interest in and to the aforesaid patents in India and all the singular, the liberties, powers, privileges and advantages, whatsoever appertaining or belonging thereto the same to be held and enjoyed by the Assignee as fully and entirely as the same would have been held by the Assignor had this Assignment not been made.

The Assignor consents to the Assignee recording the Assignment in their favour and the said Assignor agrees to do all that may be necessary or required to put the foregoing into effect.

2017P00351WOIN

IN WITNESS WHEREOF, the said Assignor has executed this document on the 1st day of March 2021

WITNESSES:	Siemens Aktiengesellschaft

	/s/ Michael Gollwitzer	/s/ Daniel Maier
	Michael Gollwitzer	Daniel Maier
Both authorized officers

We,

Fluence Energy, LLC, 4300 Wilson Blvd, Suite 900, Arlington VA 22203, United States of America confirm our acceptance of this Assignment.

Dated this 6th day of April of 2021

WITNESS:	Fluence Energy, LLC

	/s/ Brett Galura	/s/ Francis A. Fuselier
	Brett Galura	Francis A. Fuselier
	CTO	Secretary